UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2010

UDR, INC.
 (Exact name of registrant as specified in its charter)

Maryland	1-10524	54-0857512
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1745 Shea Center Drive, Suite 200 Highlands Ranch, Colorado	80129
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 283-6120

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective May 14, 2010, the Board of Directors of UDR, Inc. (the “Company”), approved the Company’s Amended and Restated Bylaws (as amended through May 14, 2010). The Amended and Restated Bylaws (as amended through May 14, 2010) include amendments to Section 3.1, Number and Term of Office, Section 4.1, Officers Designated, and Section 4.2, Tenure and Duties of Officers. A copy of the Company’s Amended and Restated Bylaws (as amended through May 14, 2010) is attached to this report as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders (the “Meeting”) on May 14, 2010. At the Meeting, the Company’s stockholders voted on the election of the nine nominated directors to serve for the ensuing year, and on a proposal to ratify the appointment of Ernst & Young LLP to serve as the Company’s independent auditors for the year ending December 31, 2010.

As of March 1, 2010, the record date for the Meeting, there were 156,058,930 shares of the Company’s common stock, 2,803,812 shares of its Series E preferred stock, and 2,959,428 shares of its Series F preferred stock issued and outstanding and entitled to vote on the proposals presented at the Meeting. All matters voted on at the Meeting were approved by the Company’s stockholders. Set forth below are the final voting results for each of the proposals submitted to a vote of the Company’s stockholders at the Meeting.

At the Meeting, the Company’s stockholders elected, by the vote indicated below, the following nine persons as directors of the Company, each to serve as such until the Company’s annual meeting of stockholders to be held in 2011 or until his or her respective successor is duly elected and qualified:

				Broker
Name	Votes For	Votes Withheld	Abstentions	Non-Votes
Katherine A. Cattanach	82,385,466	35,241,899	-0-	18,320,200
Eric J. Foss	115,477,515	2,149,850	-0-	18,320,200
Robert P. Freeman	112,573,209	5,054,156	-0-	18,320,200
Jon A. Grove	82,559,732	35,067,633	-0-	18,320,200
James D. Klingbeil	85,031,533	32,595,832	-0-	18,320,200
Lynne B. Sagalyn	85,532,654	32,094,711	-0-	18,320,200
Mark J. Sandler	108,468,657	9,158,708	-0-	18,320,200
Thomas W. Toomey	116,357,729	1,269,636	-0-	18,320,200
Thomas C. Wajnert	112,711,568	4,915,797	-0-	18,320,200

At the Meeting, the Company’s stockholders also approved the proposal to ratify the appointment of Ernst & Young LLP to serve as the Company’s independent auditors for the year ending December 31, 2010, by the vote indicated below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
130,834,924	4,939,284	173,357	-0-

Item 9.01. Financial Statements and Exhibits.

    (d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws (as amended through May 14, 2010).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UDR, INC.

Date: May 17, 2010	By: /s/ David L. Messenger
Name: David L. Messenger Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Bylaws (as amended through May 14, 2010).